UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 MARCH 27, 2006

                          ----------------------------

                       APPLIED SPECTRUM TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


        0-16397                                                  41-2185030
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                        936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 8.01  OTHER EVENTS

      On March 27, 2006, Applied Spectrum Technologies, Inc. (the "Company"), a Delaware corporation, entered into a Letter of Intent to acquire Pro-Stars, Inc., a Nevada corporation ("Pro-Stars"). Pro-Stars is a retailer of sports and celebrity endorsed products and memorabilia, focusing on live signings by celebrities from the sports and entertainment world. Pro-Stars currently has retail stores in four locations: the Caesar's Forum Shops in Las Vegas, the Rio Hotel in the Las Vegas, a location on the Las Vegas strip, and a location in the Mall of American in Minnesota. Pro-Stars operates under the brand names "Field of Dreams" and "Stars Live 365," the rights to which Pro-Stars has licensed from Dreams, Inc.

      Under the transactions contemplated under the Letter of Intent, the Company would issue: (i) restricted shares of its convertible preferred stock, the designations, rights and preferences of which will be established by the Company's board of directors prior to Closing ("Series A Preferred Shares"), to the holders of Pro-Stars' outstanding equity securities ("Pro-Stars' Stockholders"); and (ii) additional equity securities in connection with a private placement offering (the "Offering") to certain to-be-identified investors ("Investors") under terms and conditions which will be negotiated by Pro-Stars and the Investors ("Investor Securities").

      The closing of the proposed acquisition would be subject to Pro-Stars' ability to raise not less than $10 million in the Offering. In addition, the closing of the acquisition of Pro-Stars would also be a condition to the closing of the Offering.

      The Series A Preferred Shares that would be issued to the Pro-Stars' Stockholders, the Investor Securities that would be issued to the Investors, and the options, warrants and other convertible securities of Pro-Stars assumed by the Company in connection with the acquisition of Pro-Stars would, in the aggregate, represent approximately 97% of the issued and outstanding shares of common stock of the Company on a fully diluted and as-converted basis following the acquisition of Pro-Stars. In exchange for the Series A Preferred Shares that would be issued to the Pro-Stars' Stockholders, such Pro-Stars' Stockholders would transfer to the Company or a newly-formed wholly-owned subsidiary of the Company 100% of the outstanding capital stock of Pro-Stars. As a result, Pro-Stars would become a wholly-owned subsidiary of the Company following the acquisition.

      At the close of the acquisition, it is contemplated that a new board of directors would be designated by Pro-Stars. The current stockholders of the Company are expected to own approximately 3% of the issued and outstanding common stock of the Company after completion of the acquisition of Pro-Stars and the Offering, calculated on a fully diluted and as-converted basis.

      The completion of the acquisition would also subject to certain conditions to closing, including but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of Pro-Stars prepared in accordance with generally accepted accounting principles in the United States of America, the approval by each of the Company's board and Pro-Stars' board and stockholders.

      The acquisition agreement would also provide that the Company take the following corporate actions ("Actions") promptly following the closing of the acquisition: (a) change the Company's name to a name selected by Pro-Stars; and
(b) an increase to the Company's authorized number of shares of common stock and a reverse stock split of the Company's common stock, on such terms as mutually agreed to by the parties, to permit the Company to issue the additional shares of its common stock to be issued upon the conversion of the Series A Preferred Shares and Investor Securities and to allow the Company to have additional shares of authorized and unissued common stock for other corporate purposes. The Series A Preferred Shares will automatically convert without further action of the holder thereof into shares of the Company's common stock upon stockholder approval of the Actions and the expiration of the applicable waiting period prescribed by Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

      Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close by May 31, 2006. However, there can be no assurances that the acquisition or the Offering will be completed.

      The Company is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Company would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Applied Spectrum Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             APPLIED SPECTRUM TECHNOLOGIES, INC.


Date:  March 28, 2006                        By:/s/ Kevin R. Keating
                                                --------------------
                                                Kevin R. Keating, President